GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Multi-Manager International Equity Fund

(the “Funds”)

Supplement dated January 18, 2019 to the

Prospectuses and Statements of Additional Information (“SAIs”),

dated February 28, 2018, as supplemented to date

Effective January 25, 2019, Tom Murray will assume additional responsibilities within the Alternative Investments & Manager Selection (AIMS) Group of Goldman Sachs and will no longer serve as a portfolio manager for the Funds. Accordingly, all references to Mr. Murray in the Prospectuses and SAIs are hereby deleted in their entirety as of that date. With respect to the Goldman Sachs Multi-Manager Global Equity Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, Neill Nuttall, Kate El-Hillow, Kent Clark and Betsy Gorton will continue to serve as portfolio managers for the Funds. With respect to the Multi-Manager International Equity Fund, Kent Clark and Betsy Gorton will continue to serve as portfolio managers for the Fund.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSTIICONFIDSTK 01-19